OPPENHEIMER GLOBAL MULTI-ASSET INCOME FUND

Supplement dated February 8, 2016 to the

Summary Prospectus, Prospectus, and Statement of Additional Information

This supplement amends the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) of the above-referenced fund (the “Fund”), and is in addition to any other supplement(s).

Effective September 28, 2016:

1.	All references in the Summary Prospectus, Prospectus and SAI to “Oppenheimer Cash Reserves,” “Oppenheimer Institutional Money Market Fund,” and “Oppenheimer Money Market Fund” are deleted and replaced by references to “Oppenheimer Government Cash Reserves,” “Oppenheimer Institutional Government Money Market Fund” and “Oppenheimer Government Money Market Fund,” respectively.

February 8, 2016	PS1637.003